STOCK Building Supply Investor Presentation November 2013

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these statements. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These risks include, but are not limited to, the following: (i) the state of the homebuilding industry and repair and remodel activity; (ii) seasonality and cyclicality of the building products supply and services industry; (iii) competitive industry pressures and competitive pricing pressure from our customers; (iv) inflation or deflation of commodity prices; (v) litigation or warranty claims relating to our products and services; (vi) our ability to maintain profitability; (vii) our ability to attract and retain key employees and (vii) product shortages and relationships with key suppliers. Further information regarding factors that could impact our financial and other results can be found in the Risk Factors section of our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2013, and subsequent filings with the SEC. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Many factors could affect our actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Because the Company’s calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an appendix to this presentation.

STOCK Building Supply
A Leading Provider of LBM Products and Services



S
T
O
C
K


STOCK
Building
Supply

Distribution and Retail LBM Services

- 48 locations in 20 MSAs in 13 states





Design & Manufacturing Services

Structural Components
- 14 locations

Millwork Manufacturing
- 20 locations



Installed Services

- Offered in most of 20 MSAs including 14 flooring locations

- **A Leading U.S. Lumber and Building Materials Distributor**
- **Served >12,000 Unique Customers in 2012** … Delivered to ~75,000 Job Sites
- **Offers >39,000 Product SKUs**
- **Operations in 20 Markets across 13 States**
- **Provides Full Complement of Homebuilder Services:**
  - Product Selection
  - Inventory Management
  - Job Site Delivery
  - Design Support
  - Custom Component and Millwork Manufacturing
  - Installation Management

STOCK Building Supply
3

STOCK is a Leader in the Highly Fragmented U.S. Building Materials Industry



Residential Construction & Home Improvement Spending By Channel[1]



LBM Dist. 13%
All Other 22%
Home Centers 42%
Roofing and Other Building Materials 23%

2012 Levels[2]

STCK Participates in a ~$400B US Building Materials Industry

- LBM segment ~$50B but highest growing due to new construction
- STCK is a Top 5 LBM Distributor
- Top 20 have ~25% share; Top 100 ~35% share

STOCK Building Supply is Well-Positioned in a Fragmented Segment

STOCK Building Supply

[1] 2007 U.S. Census NAICS Survey

[2] Estimated using U.S. Census 2012 Value of Construction Put in Place; HIRI estimates of U.S. home improvement spending; *ProSales* 100 Rankings

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5 STOCK Building Supply Key Highlights Low Cost, High Service Integrated Supply Chain Leading U.S. Builder/Contractor- focused LBM Distributor Leadership Positions in Attractive Geographies Extensive Product and Service Offering Experienced Management Team Focused Growth Strategy

National Footprint in Attractive Growth Markets

STOCK is a Top 3 LBM Supplier in 80% of Markets Served



Strong U.S. LBM Footprint with Significant Room to Grow


WA
OR
ID
MT
ND
SD
WY
NE
MN
WI
MI
IA
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
WV
VA
KY
TN
NC
SC
GA
FL
AL
MS
LA
AR
MO
KS
OK
TX
NM
CO
UT
NV
CA
AZ
STOCK Building Supply Locations

- Operating in 20 MSAs across 13 States
- 2012 permit growth of 25% vs. 24% nationally
- Employment and population growth above U.S. averages
- ~2,900 Employees as of September 2013
- Main Branch (Headquarters) located in Raleigh, NC

2012 Sales by State


All Other
31%
Texas
32%
North
Carolina
16%
California
11%
Utah
10%

STOCK Building Supply

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7 STOCK’s Products and Services Represent ~50% of the Cost of a Typical New Home STOCK Provides an Extensive Product and Service Offering Average Share of Construction Cost Building Permit Fees $3,107 1.7% Impact Fee $2,850 1.5% Water and Sewer Inspection $2,952 1.6% Excavation, Foundation, And Backfill $17,034 9.3% Steel $1,012 0.5% Framing and Trusses $24,904 13.5% Sheathing $2,142 1.2% Windows $6,148 3.3% Exterior Doors $2,150 1.2% Interior Doors and Hardware $2,883 1.6% Stairs $1,052 0.6% Roof Shingles $5,256 2.9% Siding $8,739 4.7% Gutters and Downspouts $870 0.5% Plumbing $10,990 6.0% Electrical Wiring $8,034 4.4% Lighting Fixtures $2,193 1.2% HVAC $8,760 4.8% Insulation $3,399 1.8% Drywall $8,125 4.4% Painting $6,005 3.3% Cabinets and Countertops $10,395 5.6% Appliances $3,619 2.0% Tiles and Carpet $8,363 4.5% Trim Material $3,736 2.0% Landscaping and Sodding $6,491 3.5% Wood Deck or Patio $1,918 1.0% Asphalt Driveway $2,729 1.5% Other $19,487 10.6% Total $184,125 100.0% Source: NAHB

8 Production 37% Custom 35% Remodeling 18% Multi-Family 4% Commercial 4% Other 2% STOCK Supplies LBM Products and Value-added Services to U.S. Homebuilders & Contractors 2012 Product and Service Sales 2012 Sales by Customer Segment Lumber & Lumber Sheet Goods 36% Windows & Other Exterior Products 21% Other Building Products & Services 13% Millwork & Other Interior Products 19% Structural Components 11% STCK Supports Builder Projects with Materials and Services from Framing to Finish STCK Serves a Full Spectrum of Builders … Remodel Projects to Custom Luxury Homes 72% new single-family construction

9 STOCK is a Low Cost, High Service Integrated Supply Chain Partner Supplier Benefits Customer Benefits Integral Channel Partner for Suppliers and Customers  Access to over 12,000 customers  Scale and breadth efficiencies  Value-added services partner  Utilize STOCK’s technical sales force  Access to over 1,000 suppliers  Access to a broad product knowledge  Integrated supply chain efficiencies  Partnership w/ leading service provider  Low Cost Supply Chain Partner  Efficient Asset Manager  Leading Customer Service and Solutions Provider at the Job Site! Partnership with a leading LBM Support of national LBM supplier

10 Focused Growth Strategy

11 Capture Market Recovery in Core Markets While Positioning Company to Expand Profitably 1 U.S. Single-Family housing starts; Source: United States Census Bureau. 2 2012 STOCK sales to S-F builders as percent of 2012 purchases by S-F builders in STOCK markets of products that STOCK sells; Source: Management estimates, NAHB and McGraw-Hill. 3 2012 STOCK sales to remodeling contractors as percent of 2012 U.S. professional home improvement market; Source: Management estimates, HIRI. Significant White Space for Profitable Growth 21% <1%7% 79% 93% >99% Single-Family Housing Starts over the Last 50+ Years1 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 19 59 19 65 19 71 19 77 19 83 19 89 19 95 20 01 20 07 US Single-family Starts  1959-2012 avg: 1.046M S-F starts / yr  Recoveries typically exceed average  Demographics favorable  Aging housing stock R&R Share3 Wallet Share2 Significant Room to Recover from Today’s Levels Macro Conditions Support Growth 20 12 Geography1 White Space 535 51% of 50-yr avg. S-F New Construction

STOCK Building Supply

Strategy Enables Significant EBITDA Growth




STOCK Building Supply
BISON
A STOCK BUILDING SUPPLY COMPANY
TBSG
TOTAL BUILDING SERVICES GROUP
Pursue Strategic Expansions
Transformational eBusiness
Add New Products and Services
Improve Value-selling and Service
Maintain Business Momentum
Industry Growth
3 Enter New Markets Efficiently
2 Improve and Leverage our eBusiness Growth Platform
1 Expand Product and Service Offerings
Capture Market Recovery
EBITDA Growth Acceleration Potential through 'White Space' Expansion

STOCK Building Supply
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13  Capitalize on Superior Logistics Capabilities to Grow Share  Increasing Whole-House Selling Capability  Expanding Product and Service Offerings Increase Share as Professional Service Capabilities Expand Growing Sales per Start >5% Annually Expand Product and Service Offerings Increasing Wallet Share of ‘New Construction’ and ‘R&R’ STOCK single-family revenue / U.S. S-F start Source: Management estimates; U.S. Census Bureau; LTM Sep 2013 subject to revision in S-F starts by U.S. Census Bureau $ 1,094 $ 1,204 $ 1,270 $ 1,419 2010 2011 2012 LTM Sep 2013 1 • Increase Structures capacity • Increase Millwork capability • Improve Service offerings • Enhance Sales capacity

14 $752 $760 $942 13.0% 9.0% 8.6% 2010 2011 2012 Leverage Our eBusiness Growth Platform LEAN eBusiness Implementation Underway Suppliers (>1000) Customers (>100,000) STOCK’s Integrated and Proprietary LEAN eBusiness Processes: P ro je ct S pe ci fic at io n S al es S up po rt LEAN eBusiness Driving Improved Operating Performance S er vi ce Tr an sa ct Driving a Low Cost Distribution Platform  STOCK Logistics Solutions (SLS)  eCFO Performance Suite (entrepreneurial leaders digital execution platform)  STOCK Installation Solutions (SIS)  Many other customer-centric services planned Technology & LEAN Enabling Leading Service and Efficiency 6.6% 6.3% 5.4% 2010 2011 2012 Delivering Efficient Growth  Leading Customer Service (>92% OTIF in 2012/3)  Strong Productivity: SG&A down $25M; net sales up 25% from 2010 - 2012 Working Capital (% of Sales) Sales Shipping & Handling Costs (% of Sales) 2

15 Enter New Markets Efficiently Expand in Adjacent and New Markets Since 2010, STOCK has acquired four businesses • Many attractive targets exist in highly fragmented market Strategic Growth Accelerators in place • Low-cost / national operating platform • Access to capital Brownfield / Greenfield Expansions in process Bison Building Materials  Acquired in 2010; Located in Houston, TX  Made STOCK the leading distributor in Houston, with strong value-add capabilities National Home Centers  Acquired in 2010; Located in Northwest Arkansas  Established position in Arkansas market Total Building Services Group  Acquired Dec 2012; Located in Marietta, GA  Provided critical Structures and Millwork capability in Atlanta market Chesapeake  Acquired in April 2013; Located outside Richmond, VA  Provided component manufacturing capabilities in southern / central VA market Proven Acquisition Capability to Augment Strategic Growth 3

16 Financial Overview

17 $ 760.0 $ 942.4 $ 1,144.0 2011 2012 LTM Sep 2013 Review of Historical Financial Performance Net Sales ¹ Adjusted EBITDA is calculated as net loss before interest, taxes, depreciation and amortization and certain items. See Appendix for a reconciliation of net loss to adjusted EBITDA. Gross Profit Adjusted EBITDA1  New Construction Recovery Beginning  GM% expansion despite challenging environment  GP$ pull-through drove $52M gain in LTM Adjusted EBITDA over past seven quarters  Current STCK footprint generated ~$1.8B revenue in 2006 ($ in millions) Significant Capacity for Growth in Revenue and Operating Margins $(30.8) $ 2.0 $ 21.3 2011 2012 LTM Sep 2013 $ 169.0 $ 214.7 $ 258.4 2011 2012 LTM Sep 2013

18 Quarterly, YTD and LTM ’13 Financial Results Q1 2013 Q2 2013 Q3 2013 YTD Sep 2013 LTM Sep 2013 Revenue $248.7 $314.7 $328.5 $891.8 $1,144.0 YOY chg 32.3% 27.7% 28.4% 29.2% - Gross profit $53.8 $71.5 $75.4 $200.7 $258.4 GM% 21.6% 22.7% 22.9% 22.5% 22.6% Adjusted EBITDA1 $(1.2) $9.0 $10.4 $18.2 $21.3 Adj. EBITDA Margin (0.5%) 2.9% 3.2% 2.0% 1.9% ¹ Adjusted EBITDA is calculated as net loss before interest, taxes, depreciation and amortization and certain items. See Appendix for a reconciliation of net income (loss) to adjusted EBITDA. ($ in millions) Adjusted EBITDA and Margin Improvements Build Momentum

19 Single-Family Exposure and Capital Structure Drives Significant Growth Potential YTD Sep 2013 Sales by Customer Type Customer Type Sales Mix YoY Growth Single-family Builders 75% 36% Remodeling Contractors 17% 17% Other 8% 2% Total 100% 29% Strong Profit Expansion Fundamentals From Top Line Growth Potential and Ability to Invest to Accelerate Strategy Sep 30, 2013 Capitalization ($ in millions) Cash $10.5 Debt (Revolver + cap leases) $67.7 Net Debt $57.2 Total Capitalization (book value) $181.4 Net Debt / Total Cap. 32%

20 STOCK Building Supply Positioned for Profitable Growth  Continued U.S. Housing Recovery Provides for Strong End- market Demand  Growth Initiatives Capitalize on Fragmented Market and Significant “White Space” Expansion Opportunities  Improving on our Established Operating Platform: Strong Earnings Momentum … LEAN eBusiness Differentiates  Flexible Balance Sheet and Attractive Mid / Long-term Growth and Cash-flow Dynamics  Proven Team to Execute our Growth Plan

21 Appendix

22 Reconciliation of Non-GAAP Items Year Ended December 31, 2013 ($ in thousands) 2011 2012 1Q 2Q 3Q YTD Sep LTM Sep Net Income (loss) $(42,133) $(14,533) $(4,057) $1,978 $(5,513) $(7,592) $(11,362) Interest expense 2,842 4,037 1,025 1,233 892 3,150 4,117 Income tax expense (benefit) (22,332) (8,084) (1,879) 966 1,989 1,076 (1,058) Depreciation and amortization 16,188 11,718 2,959 3,067 3,032 9,058 11,937 EBITDA $(45,435) $(6,862) $(1,952) $7,244 $400 $5,692 $3,634 Impairment of assets held for sale 580 361 – – – – 361 Restructuring, severance, other expense related to store closures and business optimization 8,110 5,228 233 358 260 851 4,878 Discontinued operations, net of taxes 202 (49) (157) (94) (90) (341) (342) Management fees 2,406 1,379 406 560 239 1,205 1,487 Non-cash compensation expense 384 1,305 146 118 309 573 809 Acquisition costs 1,017 284 103 154 – 257 495 IPO transaction-related expenses – – – 686 9,322 10,008 10,008 Reduction of tax indemnification asset 1,937 347 – – – – – Adjusted EBITDA $(30,799) $1,993 $(1,221) $9,026 $10,440 $18,245 $21,330